EXHIBIT D-1 – PUT OPINION FOR FIRST PUT

_________, 2010

Centurion Private Equity, LLC
1120 Sanctuary Parkway, Suite 325
Alpharetta, GA 30009

Re: Alternate Energy Holdings, Inc.
Put Opinion

Gentlepersons,

We have acted as counsel to Alternate Energy Holdings, Inc., a Nevada corporation ("Company"), in connection with the Regulation D Common Stock Private Equity Line Investment Agreement, dated as of November 22, 2010, by and between the Company and the Investor named therein ("Investment Agreement"), and the issuance and sale of shares of the Company's Common Stock, $.001 par value ("Common Stock"), provided for thereunder. This opinion is being delivered to you pursuant to Section 2.3.5(b) of the Investment Agreement in connection with the Put Notice and Closing provided for therein. Capitalized terms used herein without definition have the respective meanings assigned to them in the Investment Agreement and Registration Rights Agreement.

In connection with and as the basis for these opinions, we have examined originals or copies, certified or otherwise identified to us by the parties to the Investment Agreement (the "Parties"), of certain documents, corporate records and other instruments, including the following (i) the Articles of Incorporation of the Company, as amended, certified by the Secretary of the Company; (ii) the By-laws of the Company as in effect on ________, 2010, as certified by an officer of the Company, (iii) a certificate dated ________, 2010 by the Secretary of State of the State of Nevada regarding the existence and good standing of the Company as a corporation under the laws of the State of Nevada and a review of the Nevada Secretary of State's internet website as to the Company's continued good standing; (iv) the minute books of the Company, including copies, certified to our satisfaction, of resolutions adopted by the Board of Directors of the Company on November 16, 2010, (v) the Investment Agreement; (vi) the Registration Rights Agreement; (vii) Irrevocable Instructions to Transfer Agents; (viii) the Commitment Warrant to purchase the Company's Common Stock issued to each such Investor (the "Warrant Holders") in accordance with the Investment Agreement and (ix) the Purchase Warrants (together with the Commitment Warrant, collectively referred to as the "Warrants") to purchase the Company's Common Stock to be issued to each such Investor (the Warrant Holders) in accordance with the Investment Agreement. The foregoing are sometimes referred to in this Opinion as the "Transaction Documents."

We have also examined, relied upon, and assumed the accuracy, where appropriate, of the representations and warranties of the Company and the other parties thereto contained in the Transaction Documents as to the matters of fact therein represented. As to certain questions of fact material to the opinions contained herein, we have only relied upon the representations of each party made in the Investment Agreement and other Transaction Documents and certificates or statements of public officials and officers and agents of the Company, and we have assumed that any certificates or statements of public officials dated earlier date hereof are accurate on the date hereof as if made on and as of such date.

In our examination of Transaction Documents described above, we have assumed the genuineness of all signatures of the Parties, the authenticity of all documents submitted to us as originals and the conformity

to authentic originals of all documents submitted to us as copies.

With respect to our opinions in paragraph 2 hereof that the Put Shares, when issued, upon exercise of the Puts Shares and any shares of Common Stock issued in fulfillment of the terms of the Transaction Documents, respectively, will be validly issued if compliant under Regulation D Rule 506 of the Securities Act, as defined below, we have assumed that (i) such Common Stock will be evidenced by appropriate certificates, duly executed and delivered and (ii) the Company assured us that it shall maintain a sufficient number of authorized and unissued shares of Common Stock, at all times while the Investment Agreement is outstanding, to permit the issuance of the Put Shares.

In addition, we have assumed that the representations and warranties as to factual matters and acknowledgments made by each Investor in Sections 3 and 4 of the Investment Agreement are true. We have also assumed that each Investor has received all of the documents that each Investor was required to receive under the Investment Agreement.

Based upon and subject to the foregoing and the qualifications, limitations and assumptions set forth herein, it is our opinion that, as of the date hereof:

1. The Company is a corporation duly incorporated and validly existing under the laws the State of Nevada. The Company has the corporate authority to carry on its business as currently conducted.

2. When the Put Shares are issued in accordance with the Investment Agreement, such shares of Common Stock will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, free of all statutory or, to our knowledge, preemptive or similar rights, as long as compliant with U.S., state or federal agency securities rules and regulations.

3. The Transaction Documents have been duly executed and delivered and are valid and binding obligations of the Company, enforceable in accordance with their respective terms.

4. It is our understanding, based on the terms of the Transaction Documents, that it will not be necessary, in connection with the Company's issuance to the Investor of the Put Shares, Commitment Shares, or Fee Shares to register such securities under the Securities Act of 1933, as Amended ("Securities Act") and applicable state securities laws, and such issuance and sale are exempt from such registration under Section 4(2) and/or Regulation D Rule 506 of the Securities Act. However, such issued Put Shares, Commitment Shares, or Fee Shares shall be restricted shares unless declared effective under a registration statement and or unless the shares meet the applicable conditions under Rule 144 of the Securities Act.

The execution, delivery and performance of the Transaction Documents, the issuance of the Commitment Shares, the Fee Shares and the Put Shares have been duly approved by all required corporate action on the part of the Company based on a certain unanimous written consent of the Board if such consent is properly adopted, and no further consents of the Company or its Board of Directors or stockholders are required.

5. In the course of the preparation of the Transaction Documents, which involved, among other things, discussions and inquiries concerning the various legal matters and the review of certain corporate records, documents and proceedings, we participated in some communications between certain officers and other representatives of the Company during which the contents of the Transaction Documents and related

matters were discussed, and we advised the Company as to the requirements of the Securities Act (including Regulation D thereunder) and the applicable rules and regulations thereunder. During the course of the representation nothing has come to our attention to cause us to have reason to believe that the Transaction Documents contained any untrue statement of a material fact.

6. To our knowledge, there is no litigation, arbitration, claim, governmental or other formal proceeding, or investigation pending or threatened, with respect to the Company's corporate or securities maters or any of its operations, except as may be properly described in the Company's reports filed under the Exchange Act, or such as individually or in the aggregate do not as of the date of this opinion have a material adverse effect upon the operations, business, properties or assets of the Company.

The opinions set forth herein are subject to the following qualifications, limitations and assumptions:

(a) Our opinion in paragraph 3 above as to the enforceability of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other laws and legal principles of general application now or hereafter in effect relating to or limiting the rights of creditors, and (ii) such opinion does not mean that

(x) any particular remedy is available upon a material default or

(y) that a court will enforce every provision of a contract exactly as it is written. In addition, certain provisions of the Transaction Documents (including, without limitation, indemnification provisions and provisions in the nature of liquidated damages or penalties) may not be enforceable in whole or in part under the laws or public policies of the United States or the State of Georgia.

(b) We have assumed (i) that the Transaction Documents constitute the legal, valid and binding obligations of the parties thereto other than the Company, enforceable in accordance with the respective terms, (ii) that the parties to the Transaction Documents, other than the Company, have the requisite corporate power and authority to enter into such agreements and to perform their respective obligations thereunder and (iii) that each of the parties to the Transaction Documents, other than the Company, have duly authorized, executed and delivered the Transaction Documents. We have also assumed the legal capacity of all natural persons whose acts are relevant to the opinions rendered herein.

(c) We express no opinion and assume no responsibility as to the effect of, or consequences resulting from, any legislative act or other change in law occurring after the date of this letter.

(d) We express no opinion on the enforceability, under certain circumstances, of provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

(e) We express no opinion on the enforceability, in certain circumstances, of provisions waiving broadly or vaguely stated rights, statutory or other rights representing public policy, or unknown future rights and of provisions that rights or remedies are not exclusive.

(f) We express no opinion on limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damage suffered by the aggrieved party as a result of the delinquencies or defaults.

(g) We express no opinion with respect to any application of the usury laws of any jurisdiction and do not express any opinion with regard to the laws of the State of Georgia.

(h) We have made no independent investigation or inquiry and have relied on the statements of officers of the Parties and our examination of the Company's reports filed under the Exchange Act. No inference as to our knowledge of any matters bearing on the accuracy of any such statements should be drawn from the fact of our representation of the Company.

(i) Should any of the Parties or the Transfer Agent become aware of any statement in any of the documents annexed hereto or mentioned herein or any of the assumptions that form the basis of this opinion are no longer or were not valid, such Party should immediately cause the Transfer Agent to place a stop transfer order on the Company's records with respect to the Put Shares and inform us of such stop transfer order immediately.

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Transaction Documents and may not be relied upon by, or delivered to, any other person or entity or for any other purpose without our prior written consent.

Very truly yours,

____

JSBarkats, PLLC